GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares (as applicable) of the

Goldman Sachs China Equity Fund

Goldman Sachs ESG Emerging Markets Equity Fund

(the “Funds”)

Supplement dated December 18, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), dated February 28, 2020, as supplemented to date

The Board of Trustees of Goldman Sachs Trust (the “Board”) recently approved a change to each Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and the elimination of any related fundamental investment restrictions.

These changes are subject to approval by the respective shareholders of each Fund at a meeting that will be held on or about April 9, 2021 (the “Meeting”). Changing each Fund’s status to “non-diversified” would provide Goldman Sachs Asset Management, L.P., the Funds’ investment adviser, with enhanced flexibility to invest a greater portion of each Fund’s assets in one or more issuers. Given the weightings of the largest holdings in the Funds’ respective benchmarks and the appreciation of the Funds’ largest holdings, the portfolio managers of each Fund believe that it is important to have this additional flexibility, and that they will be better able to execute each Fund’s investment strategy and other policies with this additional flexibility. If approved by shareholders at the Meeting for a Fund, that Fund, as a non-diversified fund, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Prior to the Meeting, shareholders of the Funds entitled to vote at the Meeting will receive a proxy statement that will contain additional information about the Funds’ diversification status and fundamental restrictions.

This supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EME14PLCYSTK 12-20